UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2004



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                    1-4626                   13-1534671
----------------------------         ------              --------------------
(State or other jurisdiction (Commission File Number)      (IRS Employer
     of incorporation)                                  Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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               (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078



                                       N/A
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         (Former name or former address, if changed since last report)



Item 9. Information Furnished Under Item 12 (Results of Operations and Financial Condition).

     On February 2, 2004, Harvey Electronics, Inc. (the "Company") issued an earnings release announcing its financial results for the fourth quarter and fiscal year ended November 1, 2003. A copy of the earnings release is attached as Exhibit 99.1.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            HARVEY ELECTRONICS, INC.


                            By:/s/ Joseph J. Calabrese
                               -----------------------
                               Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary


Date:  February 2, 2004